UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                           the Securities Act of 1934

Date of Report (Date of earliest event reported): September 25, 2007


                  GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-F
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             (Exact name of Registrant as specified in its Charter)



   Oklahoma             I-F: 0-15833       I-F: 73-1292669
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(State or other        (Commission       (I.R.S. Employer
jurisdiction of        File Number)      Identification No.)
incorporation)

                  Two West Second Street, Tulsa, Oklahoma 74103
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (918) 583-1791

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

      [  ]  Written  communications  pursuant to Rule 425 under the Securities
            Act (17 CFR 230.425)
      [  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)
      [  ]  Pre-commencement  communications  pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
      [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      On September 25, 2007, the Geodyne Energy Income Limited Partnership I-F sold its interests in the Madsen 1-21 and Madsen 1-9 properties to Matrix Production Company (the "Madsen Sale"). The Madsen Sale was the result of continued negotiations following an auction of oil and gas properties conducted by The Oil and Gas Clearinghouse on September 12, 2007 in Houston, Texas (the "Auction"). The completion of the Madsen Sale, when combined with the sale of the Partnership's interests in a number of producing properties to independent third parties and Samson Resources Company, an affiliate of the General Partner, at the Auction, triggered the disclosure requirements for a Current Report on Form 8-K. Samson Resources Company purchased properties from the Partnership through the competitive bidding process at the auction for total net proceeds of approximately $97,000. Total net proceeds, including sales to affiliated entities, for the auction are as described below:

                                             Reserves
         Number                               Sold as        Reserve
          of      Location      Number      of 12/31/06       Value
         Wells      of           of         Oil      Gas       Sold      Net
P/ship   Sold    Properties   Purchasers  (Bbls)    (Mcf)    12/31/06  Proceeds
------ -------- ------------- ----------- ------    ------   --------  --------
I-F       10    Montana,           5      45,333    57,133   $407,879  $281,000
                North Dakota,
                and Wyoming


      The transactions are subject to standard auction closing conditions.

      The proceeds from the sales, less transaction costs, will be included in the November 15, 2007 cash distributions paid by the Partnerships.

      This sale was in conjunction with the Partnerships' scheduled termination on December 31, 2007. All of the Partnerships' properties will be sold as part of the liquidation process. It is anticipated that auction sales will continue through at least early 2008.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

      The pro forma  financial  information  that would be required  pursuant to
Article 11 of Regulation S-X will be filed by amendment to this Form 8-K on or before October 3, 2007.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GEODYNE ENERGY INCOME LIMITED PARTNERSHIP I-F

                                   By:  GEODYNE RESOURCES, INC.
                                        General Partner

                                        //s// Dennis R. Neill
                                        -----------------------------
                                        Dennis R. Neill
                                        President

DATE: October 1, 2007


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